                                                                 EXHIBIT 10.25

                             MANAGEMENT AGREEMENT
                             --------------------

     MANAGEMENT AGREEMENT dated as of October 15, 1996 among Cambridge Industries Holdings, Inc., a Delaware corporation (the "Company"), Cambridge
                                                        -------
Industries, Inc., a Delaware corporation ("Cambridge"), and Donald Holton
("Executive").                             ---------
  ---------

     The Company and Executive desire to enter into an agreement pursuant to which Executive will purchase and the Company will sell 757.58 shares of the Company's Class L Common Stock, par value $.01 per share (the "Class L Common"),
                                                               --------------
and 3,030.30 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common"; the Class L Common and the Class A Common are
            --------------
hereinafter sometimes referred to collectively as the "Common Stock"). All of
                                                       ------------
such shares of Common Stock acquired by Executive are referred to herein as the "Executive Stock". In addition, the Company desires to grant to Executive
 ---------------
options to acquire 8,750 shares of Class A Common, which options shall be divided into three grants, one grant for 2,500 shares of Class A Common (the "Tranche I Option"), one grant for 1,250 shares of Class A Common (the "Tranche
 ----------------                                                       -------
II Option") and one grant for 5,000 shares of Class A Common (the "Tranche III
---------                                                          -----------
Option"). The Tranche I Option, the Tranche II Option and the Tranche III Option
------
are hereinafter referred to individually as an "Option" and collectively as the
                                                ------
"Options".
 -------

         The parties hereto agree as follows:

                          STOCK AND OPTION PROVISIONS


1.   Purchase and Sale of Stock.
     --------------------------

     (a)   Closing. As of the date hereof, Executive will purchase, and the
           -------
Company will sell, 757.58 shares of Class L Common at a price per share of $1,306.80 and 3,030.30 shares of Class A Common at a price per share of $3.30, for an aggregate purchase price of $1,000,000. The Company will deliver to Executive a certificate or certificates representing such shares of Executive Stock, and, upon the receipt of such certificate(s), Executive will deliver to the Company a check or wire transfer of funds in the aggregate amount of $500,000 and a promissory note in the form of Annex A attached hereto in an aggregate principal amount of $500,000 (the "Executive Note"). Executive's
                                             --------------
obligations under the Executive Note will be secured by a pledge of 50% of the shares of Executive Stock to the Company, and in connection therewith, Executive will enter into a pledge agreement in the form of Annex B attached hereto.

     (b)   Representations and Warranties.  In connection with the purchase
           ------------------------------
and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

           (i) The Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"), or any applicable
                                              --------
     state securities laws, and the Executive Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

           (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

           (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

           (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested. Executive has reviewed, or has had an opportunity to review, a copy of that certain Amended and Restated Refinancing Agreement, dated as of November 17, 1995, between the Company and certain of its stockholders, and Executive is familiar with the transactions contemplated thereby. Executive has also reviewed, or has had an opportunity to review the Company's Certificate of Incorporation and bylaws and the loan agreements, notes and related documents with the Company's and its Subsidiaries' (as defined below) lenders.

           (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

     2.    Stock Options.
           -------------

     (a)   Tranche I Option.
           ----------------

     (i)   Tranche I Option Grant. The Company hereby grants to Executive the
           ----------------------
Tranche I Option to purchase up to 2,500 shares of Class A Common Stock ("Tranche I Option Shares"), at a price per share of $3.30 (the "Tranche I
  -----------------------                                        ---------
Price"). The Tranche I Price and the number of Tranche I Option Shares will be
-----
equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Tranche I Option will expire on the earlier of the tenth anniversary of the date hereof or the date of termination of Executive's employment with the Company or a Subsidiary for any reason (the earlier of such dates, the "Expiration Date"), provided that Executive will have 30 days after
            ---------------
the Expiration Date to exercise the Tranche I Option Shares which are then exercisable pursuant to paragraph 1(a)(ii) below. The Tranche I Option is not intended to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code.

     (ii)  Exercisability. On each date set forth below, the Tranche I Option
           --------------
will have vested and become exercisable with respect to the percentage of Tranche I Option Shares set forth opposite such date if Executive is employed by the Company or a Subsidiary on such date:

                       Date           Cumulative Percentage
                       ----        of Tranche I Option Shares
                                   --------------------------
                                             Vested
                                             ------
                 February 1, 1996              20%
                  August 1, 1996               60%


                 February 1, 1997             100%

; provided that, upon the occurrence of (i) an Approved Sale (as defined below), or (ii) (A) the Company (or its successor as a result of merger, consolidation, reorganization or sale) becoming a reporting company under the Securities Exchange Act of 1934 as a result of the registration of its common equity securities thereunder (the "IPO") and (B) the persons listed on Schedule A
                            ---
attached hereto (the "Investors") and their affiliates collectively ceasing to
                      ---------
own at least 50% of the aggregate number of shares of Common Stock that they own on the date hereof (as adjusted for stock splits, stock dividends and recapitalization and for exchanges in connection with a merger, consolidation, reorganization or sale) (the earlier of the events described in clauses (i) and
(ii), an "Acceleration Event"), the Tranche I Option will become fully vested
          ------------------
and exercisable with respect to all of the Tranche I Option Shares.

     (iii) Procedure for Exercise. At any time after the Tranche I Option has
           ----------------------
become exercisable with respect to any Tranche I Option Shares and on or prior to 30 days after the Expiration Date, Executive may exercise the Tranche I Option with respect to the Tranche I Option Shares above by delivering written notice of exercise to the Company, together with (a) written acknowledgment that Executive has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to Executive regarding the Company and (b) payment in full by delivery of a cashier's or certified check in the amount of the Tranche I Price with respect to such Tranche I Option Shares plus the amount, if any, of any additional federal and state income taxes required to be withheld by reason of the exercise of the Tranche I Option. As a condition to any exercise of the Tranche I Option, Executive will permit the Company to deliver to him all financial and other information regarding the Company and its subsidiaries which it believes necessary to enable Executive to make an informed investment decision.

     (b)   Tranche II Option and Tranche III Option.
           ----------------------------------------

     (i)   Tranche II Option and Tranche III Option Grants. The Company hereby
           -----------------------------------------------
grants to Executive (A) the Tranche II Option to purchase up to 1,250 shares of Class A Common (the "Tranche II Option Shares"), with an exercise price per
                     ------------------------
share (the "Tranche II Price") of $447.13, and (B) the Tranche III Option to
            ----------------
purchase up to 5,000 shares of Class A Common (the "Tranche III Option Shares"),
                                                    -------------------------
with an exercise price per share (the "Tranche III Price") of $807.13. The
                                       -----------------
number of Tranche II Option Shares, the Tranche III Option Shares, the Tranche II Price, and the Tranche III Price will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Tranche II Option and the Tranche III Option will expire on the Expiration Date, provided Executive will have 30 days after the Expiration Date to exercise the Tranche II Option and the Tranche III Option. Neither the Tranche II Option nor the Tranche III Option is intended to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue code.

     (ii)  Exercisability. On each of February 1, 1997 and February 1, 1998,
           --------------
50% of the Tranche II Option and 50% of the Tranche III Option will have vested and become exercisable if Executive is employed by the Company or a Subsidiary on such date; provided that, upon the occurrence of an Acceleration Event, the Tranche II Option and the Tranche III Option will become fully vested and exercisable with respect to all of the Tranche II Option Shares and Tranche III Option Shares.

     (iii) Procedure for Exercise. At any time after the Tranche II Option
           ----------------------
and Tranche III Option have become exercisable with respect to any Tranche II Option Shares or Tranche III Option Shares, respectively, and on or prior to 30 days after the Expiration Date, Executive may exercise all or a portion of the Tranche II Option and the Tranche III Option by delivering written notice of exercise to the Company together with (A) a written acknowledgment that Executive has read, and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to Executive regarding the Company, and (B) payment in full by delivery of a cashier's or certified check in the amount of the Tranche II Price with respect to the Tranche II Option and the Tranche III Price with respect to the Tranche III Option plus the amount, if any, of any additional federal and state income taxes required to be withheld by reason of the exercise of such Options. As a condition to any exercise of the Tranche II Option and the Tranche III Option, Executive will permit the Company to deliver to him all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable Executive to make an informed investment decision.

     c.    Securities Laws Restrictions. Executive represents that when
           ----------------------------
Executive exercises the Options he will be purchasing Option Shares for Executive's own account and not on behalf of others. Executive understands and acknowledges that federal and state securities laws govern and restrict Executive's right to offer, sell or otherwise dispose of any Option Shares unless Executive's offer, sale or other disposition thereof is registered under the 1933 Act and state securities laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration thereunder. Executive agrees that he will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement (or similar filing under state law) with the Securities and Exchange Commission or to amend or supplement any such filing or
(ii) violate or cause the Company to violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law. Executive further understands that the certificates for any Option Shares Executive purchases will bear the legend set forth in paragraph 6 hereof or such other legends as the Company deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

     d.    Non-Transferability of Options. The Options are personal to
           ------------------------------
Executive and are not transferable by Executive except to Permitted Transferees pursuant to paragraph 5 below. Only Executive or Permitted Transferees or their respective estates or heirs are entitled to exercise the Options.

     e.    Effect of Transfers in Violation of Agreement. The Company will not
           ---------------------------------------------
be required (i) to transfer on its books any Option Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

     f.    Delivery of Shares. The date on which Executive has delivered to the
           ------------------
Company the items required under paragraph 2(a)(iii), as to the Tranche I Option, and under paragraph 2(b)(iii), as to the Tranche II Option and the Tranche III Option, is referred to herein as the "Exercise Date". Certificates for Option Shares purchased upon exercise of the Options shall be delivered by the Company to Executive within five business days after the Exercise Date.

     g.    Date of Issuance. The Option Shares issuable upon the exercise of
           ----------------
the Options shall be deemed to have been issued to Executive at the Exercise Date, and Executive shall be deemed for all purposes to have become the record holder of such Option Shares at the Exercise Date.

     h.    Fully Paid. The issuance of certificates for Option Shares upon
           ----------
exercise of the Options shall be made without charge to Executive for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise. Each Option Share issuable upon exercise of the Options shall, upon payment of the exercise price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

     i.    Book Transfer. The Company shall not close its books against the
           -------------
transfer of any Option Shares issued or issuable upon the exercise of the Options in any manner which interferes with the timely exercise of the Options.

     j.    Filings. The Company shall assist and cooperate with Executive to
           -------
make any required governmental filings or obtain any governmental approvals prior to or in connection with any exercise of the Options (including, without limitation, making any filings required to be made by the Company).

     k.    Conditional Exercise. Any exercise by Executive of all or any portion
           --------------------
of the Options in connection with an Acceleration Event may, at the election of Executive, be conditioned upon the consummation of the Acceleration Event in which case such exercise shall not be deemed to be effective until the consummation of such Acceleration Event.

     l.    Reservation. The Company shall at all times reserve and keep
           -----------
available out of its authorized but unissued shares of Class A Common solely for the purpose of issuance upon the exercise of the Options, such number of shares of Class A Common as are issuable upon the exercise of all outstanding Options. All Option Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such Option Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

     3.    Repurchase Option.
           -----------------

     (a)   Definitions.  The following terms are defined as follows:
           -----------

     "Cause" means (i) the willful failure (other than by reason of Disability)
      -----
by Executive to substantially perform the duties reasonably requested or reasonably prescribed by the Board of Directors of the Company (the "Board") which are not inconsistent with Executive's position as President and Chief Executive Officer of the Company and Cambridge and the continuation of such conduct for five (5) business days after receipt by Executive of written notice from the Board stating the nature of such conduct; (ii) the engaging by Executive in conduct which is materially injurious to the Company, Cambridge or any of their Subsidiaries and the continuation of such conduct for five (5) business days after the receipt by Executive of written notice from the Board stating the nature of the injurious conduct; or (iii) Executive's conviction of a felony involving moral turpitude. For purposes of this definition of "Cause",
                                                                        -----
no act or failure to act shall be deemed "willful" unless knowingly done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interests of the Company, Cambridge or their Subsidiaries.

     "Disability" means Executive's inability, whether mental or physical,
      ----------
to perform the normal duties of Executive's position for six (6) consecutive months. If Cambridge and Executive are unable to agree as to whether Executive is Disabled, the question will be decided by a physician selected jointly by Cambridge and Executive, at the expense of Cambridge, whose decision will be conclusive and binding.

     "Fair Market Value" of each share of Executive Stock means the market
      -----------------
value agreed upon by Executive and the Board; provided that the Fair Market Value of Option Shares which have not been exercised will be reduced by the exercise price of such Options (but in any event not below zero). If Executive and the Board are unable to agree upon the market value within ten days after a Termination Date (as defined below), then the Executive and the Company will jointly select a mutually acceptable business appraiser whose determination will be binding. If Executive and the Board are unable to agree upon an appraiser within five (5) days after the expiration of the ten-day period for their jointly determining the market value, then within such five-day period Executive and the Board each shall appoint an appraiser and the two appraisers so appointed shall within ten (10) days thereafter select a third appraiser who shall serve as the sole appraiser. The appraiser shall determine the market value of a share of Executive Stock without any discount for transfer restrictions, lack of liquidity, the fact that a minority interest is being evaluated, or the fact that Executive will no longer be employed by Cambridge; provided, however, the appraiser shall not include in his determination any premium attributable to publicly traded companies because their stock is publicly traded unless the Common Stock is then publicly traded. Any appraiser appointed or selected hereunder shall not (and the directors, officers, employees and affiliates of the appraiser shall not) have a direct or a material indirect financial interest in the Company or its Subsidiaries. All fees of any appraiser(s) retained pursuant to this provision shall be borne by the Company. The Company promptly shall make available to the appraiser all financial and other information reasonably requested by the appraiser and shall otherwise cooperate with the appraiser. The appraiser shall render his written report of the Fair Market Value to the Company and Executive within thirty (30) days after his appointment. Pursuant to MCLA '600.5001, the parties agree that a judgment of any Michigan circuit court may be rendered upon any such determination of the appraiser. Except as otherwise provided herein, the Fair Market Value shall be determined as of the Termination Date.

     "Good Reason" means the occurrence, without Executive's express written
      -----------
consent, of any of the following circumstances:

           (i) the assignment to Executive of any duties inconsistent with Executive's status as President and Chief Executive Officer of the Company and Cambridge, a substantial adverse alteration in the nature or status of Executive's responsibilities from those in effect immediately prior to such assignment of duties, Executive's removal from any office specified in paragraph 14 hereof or the transfer of any of Executive's responsibilities to one or more other persons;

           (ii) any reduction by Cambridge in the Base Salary as in effect from time to time;

           (iii) the failure by Cambridge to pay or provide to Executive within seven (7) days of a written demand any amount of Base Salary, bonus or any benefit which is due, owing and payable pursuant to the terms of any applicable arrangement or policy or pursuant to the terms hereof, or to pay any portion of an installment of deferred compensation due under any deferred compensation program of Cambridge; or

           (iv) the failure by Cambridge to continue to provide Executive with benefits substantially similar, in the aggregate, to Cambridge's life, medical, dental, health, accident or disability insurance plans in which Executive is participating as of the date hereof.

     "LIBO Rate" means the rate per annum (rounded upwards, if necessary, to
      ---------
the nearest 1/16 of 1%) quoted by NBD Bank, N.A. at approximately 10:00 a.m. London time (or as soon thereafter as practicable) for the offering by Bankers Trust Company to leading banks in London interbank market of United States Dollar deposits having a term of three months, as quoted on February 1, 1996 for the period from the date hereof until January 31, 1997, and as quoted on each February 1st (or as soon thereafter as practicable) hereafter for each year thereafter from February 1, 1997, and each successive February 1st, respectively, to the next January 31st.

     "Option Shares" means collectively the Tranche I Option Shares, the
      -------------
Tranche II Option Shares and the Tranche III Option Shares which have been issued or which are issuable. For purposes of this paragraph 3 and paragraph 4 below, issued Options Shares will be deemed to be Executive Stock.

     "Original Value" of each share of Executive Stock will be equal to
      --------------
$1,306.80 for each share of Class L Common, and the original purchase price paid by Executive (which shall include the exercise price paid for Option Shares) for shares of Class A Common (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L Common or the Class A Common, as the case may be, subsequent to the date hereof); provided that the Original Value of Option Shares which have not been exercised will be equal to zero.

     "Subsidiary" means any corporation of which shares of stock having a
      ----------
majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

     "Without Cause" means the termination of Executive's employment by
      -------------
Cambridge for any reason other than for Cause (as defined herein), Disability (as defined herein) or death.

     (b)   Repurchase Option. In the event that Executive is no longer employed
           -----------------
by the Company, any of its Subsidiaries or any joint venture in which the Company or any of its Subsidiaries have an equity interest (a "Joint Venture")
                                                               -------------
for any reason (the date of such termination being referred to herein as the "Termination Date"), all (but no less than all) of the Executive Stock, whether
 ----------------
held on the Termination Date or obtained by exercise of the Options after the Termination Date and whether held by Executive or one or more Permitted Transferees (as defined in paragraph 4 below), will be subject to repurchase by the Company and the Investors pursuant to the terms and conditions set forth in this paragraph 3 (the "Repurchase Option").
                       -----------------

     (c)   Termination for Cause. If Executive is no longer employed by the
           ---------------------
Company or any of its Subsidiaries as a result of Executive's termination for Cause, then on or after the Termination Date, the Company may elect to purchase all (but not less than all) of the Executive Stock at a price per share equal to the lower of its Original Value or the Fair Market Value thereof.

     (d)   Voluntary Termination Prior to February 1, 1998. If Executive is no
           -----------------------------------------------
longer employed by the Company or any of its Subsidiaries as a result of Executive's voluntary termination (other than for Good Reason or due to Disability) prior to February 1, 1998, then on or after the Termination Date, the Company may elect to purchase all (but not less than all) of (1) the Unvested Executive Stock (as defined below) of Executive at a price per share equal to the lower of its Original Value or the Fair Market Value thereof and (2) the Vested Executive Stock (as determined below) of Executive at a price per share equal to the Fair Market Value thereof. For the purpose of determining the purchase price of Executive Stock upon such voluntary termination, on each date set forth below (each a "Vesting Date" and,
                                                   ------------
collectively, the "Vesting Dates"), the percentage set forth opposite such date
                   -------------
of each class of Executive Stock owned by Executive will vest and become "Vested
                                                                          ------
Executive Stock" if, as of each such date, Executive is still employed by the
---------------
Company, any of its Subsidiaries or any Joint Venture:

                       Date           Cumulative Percentage
                       ----        of Tranche I Option Shares
                                   --------------------------
                                             Vested
                                             ------
                 February 1, 1997              50%
                 February 1, 1998             100%

Executive Stock which is not Vested Executive Stock will be treated as "Unvested
                                                                        --------
Executive Stock" hereunder.
---------------

     (e)   Termination Other than for Cause. If Executive is no longer employed
           --------------------------------
by the Company or any of its Subsidiaries due to (i) Executive's death, (ii) Disability of Executive, (iii) termination of Executive by the Company Without Cause, (iv) termination of Executive's employment by Executive for Good Reason, or (v) voluntary termination of Executive's employment by Executive on or after February 1, 1998, the Company may elect to purchase all (but not less than all) of the Executive Stock at a price per share equal to the Fair Market Value thereof.

     (f)   Repurchase Procedures. The Company may elect to exercise the right to
           ---------------------
purchase all (but not less than all) of the shares of Executive Stock pursuant to the Repurchase Option only by delivering written notice (the "Repurchase
                                                                 ----------
Notice") to the holder or holders of the Executive Stock within 30 days after
------
the Termination Date giving rise to the Repurchase Option (the "Repurchase
                                                                ----------
Option"). The Repurchase Notice will set forth the number of shares of Executive
------
Stock to be acquired from such holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

     (g)   Investor Rights.
           ---------------

           (i) If for any reason the Company does not elect to purchase all of the Executive Stock pursuant to the Repurchase Option, the Investors will be entitled to exercise the Repurchase Option, only in the manner set forth in this paragraph 3, for the Executive Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable, but
                               ----------------
     in any event within ten (10) days after the Termination Date, the Company will deliver written notice (the "Option Notice") to the Investors setting
                                       -------------
     forth the number of Available Shares and the price for each Available
     Share.

           (ii) Each of the Investors will initially be permitted to purchase its pro rata share

     (based upon the number of shares of Common Stock then held by such Investors) of the Available Shares. Each Investor may elect to purchase any number of the Available Shares (subject to the preceding sentences) by delivering written notice to the Company within 10 days after receipt of the Option Notice from the Company (such 10-day period being referred to herein as the "Investor Election Period").
                    ------------------------

           (iii) As soon as practicable but in any event within five (5) days after the expiration of the Investor Election Period, the Company will, if necessary, notify the Investors electing to purchase Available Shares of any Available Shares which Investors have elected not to purchase and each of the electing Investors will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second Option
                                                                 -------------
     Notice"); provided that if in the aggregate such Investors elect to
     ------
     purchase more than the remaining Available Shares, such remaining Available Shares purchased by each such Investor will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such Investors. Each Investor may elect to purchase any of the remaining Available Shares available to such Investor by delivering written notice to the Company within 5 days after the delivery of the Second Option Notice (with such 5-day period referred to herein as the "Second Investor Election
                                                        ------------------------
     Period").
     ------

           (iv) As soon as practicable but in any event within five (5) business days after the expiration of the Investor Election Period or the Second Investor Election Period (if any) the Company will, if necessary, notify the holder(s) of Executive Stock as to the number of shares of Executive Stock being purchased from the holder(s) by the Investors (the "Supplemental Repurchase Notice"). At the time the Company delivers a
      ------------------------------
     Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company will also deliver to each electing Investor written notice setting forth the number of shares of Executive Stock the Company and each Investor will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

     (h)   Closing. The closing of the transactions contemplated by this
           -------
paragraph 3 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 60 days after the delivery of such notice. The Company and/or the Investors, as the case may be, will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by cash or certified or cashier's check made payable to the holders of such Executive Stock. The aggregate purchase price of the Executive Stock shall be reduced by (i) the amount of outstanding principal and interest accrued, if any, on the Executive Note (which Executive Note then shall be deemed paid in full), and (ii) the aggregate exercise price of any Option Shares then vested and exercisable pursuant to paragraph 2 of this Agreement which are included in the Executive Stock. The Company and/or the Investors, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Executive Stock, including but not limited to the representation that such seller has good and marketable title to the Executive Stock to be transferred free and clear of all liens, claims and other encumbrances other than as may arise under this Agreement and the other agreements referenced herein.

     4.    Sale of Executive Stock to the Company.
           --------------------------------------

     (a)   Termination of Employment. In the event that (i) Executive is no
           -------------------------
longer employed by
the Company, any of its Subsidiaries or any Joint Venture due to (A) Executive's death, (B) Disability of Executive, (C) termination of Executive's employment by the Company Without Cause, (D) termination of Executive's employment by Executive for Good Reason, or (E) voluntary termination of Executive's employment by Executive on or after February 1, 1998, and (ii) neither the Company nor the Investors has delivered timely a Repurchase Notice or Supplemental Repurchase Notice for all such shares of Executive Stock held by Executive and any Permitted Transferees(s) of Executive Stock ("Qualified
                                                                ---------
Holder(s)"), then Executive and each Qualified Holder shall have the right to
---------
sell to the Company (the "Sell Option") and the Company shall have the
                          -----------
obligation to purchase all (but not less than all) of the shares of Executive Stock at a price per share equal to the Fair Market Value thereof.

     (b)   Exercise of Rights. Executive (or his heirs or estate) and each
           ------------------
Qualified Holder may only exercise the rights described above by delivering written notice (the "Sell Notice") to the Company within 30 days after the
                     -----------
expiration of the later of the Investor Election Period or the Second Investor Election Period. The Company shall give the Executive written notice of the expiration of the Investor Election Period and the Second Investor Election Period, if any. The Sell Notice will set forth the number of shares of the Executive Stock to be sold to the Company and the basis for the computation thereof, the number of shares to be purchased at Fair Market Value and/or Original Value, and the time and place for closing of the transaction which shall be at the Company's principal place of business within ten (10) days after the receipt by the Company of the Sell Notice from Executive (and/or the Qualified Holder) or, if later, within ten (10) days after the receipt by Executive and/or the Qualified Holder) and the Company of the appraiser's written report of the Fair Market Value. The aggregate purchase price of the Executive Stock subject to the Sell Notice will be reduced by the amount of outstanding principal and interest accrued, if any, on the Executive Note (which Executive Note then shall be deemed paid in full) and the aggregate exercise price of any Options which are included in the Executive Stock. The Company will purchase all but not less than all of the shares of Executive Stock subject to the Sell Notice by delivery to the holder(s) of the Executive Stock being repurchased of cash or a certified or cashier's check in an amount equal to the amount of cash paid by Executive in connection with the initial purchase of Executive Stock plus any cash payments made by Executive on the Executive Note or in connection with the exercise of any Option. The balance of the purchase price will be paid by the Company by the issuance of its subordinated promissory note (the "Subordinated Note") which will (i) be payable over three years in
           -----------------
quarterly installments, (ii) bear interest at the LIBO Rate plus 3% per annum, and (iii) be paid on a current basis so long as the Senior Obligations are not in default. The obligations of the Company under the Subordinated Note will be subordinate to the payment by the Company of all indebtedness of the Company to
(i) Bankers Trust Company, as Bank Agent, under the Credit Agreement dated as of November 17, 1995 amended and restated as of March 1, 1996 among the Company, Cambridge, Bankers Trust Company and the other Banks signatory thereto, (ii) Bain Capital V Mezzaine Fund, L.P. and BCIP Trust Associates, L.P. (collectively, the "Bain Funds") under the Senior Subordinated Credit Agreement
                    ----------
dated as of December 14, 1995, as amended, by and among Cambridge and the Bain Funds, (iii) the Bain Funds under the Junior Subordinated Credit Agreement dated as of March 1, 1996 by and among the Company and the Bain Funds, (iv) Gencorp, Inc. under the Senior Subordinated Credit Agreement dated as of March 1, 1996 by and among the Company and Gencorp, Inc, and (v) any and all renewals or refinancing thereof made by the Company with unaffiliated institutional lenders (collectively, the "Senior Obligations"). Notwithstanding anything to the
                    ------------------
contrary in the Subordinated Note, or in the related subordination agreement, the principal of and all interest accrued on the Subordinated Note will be due and payable in full on the earlier of (i) February 1, 2003, (ii) upon the occurrence of an Acceleration Event or (iii) upon the occurrence of a redemption of, or dividend on, the Company's equity securities (other than a repurchase of equity securities of a manager (other than

Richard Crawford) in connection with the termination of such person's employment with the Company or its Subsidiaries).

     (c)   Limitation on Sell Option. The Company will be required to purchase
           -------------------------
shares of the Executive Stock under the Sell Option only to the extent of its funds legally available for the purchase of shares of its capital stock and only to the extent that such purchase would not violate the provisions of any loan agreement relating to the Senior Obligations which is binding upon the Company as of the date hereof; provided, however, in the event that Company is unable to complete its purchase of all of the Executive Stock due to the restrictions of any such loan agreement or indenture, the Company at a minimum shall purchase that amount of Executive Stock having a purchase price equal to the amount then outstanding under the Executive Note and, as to the balance of the Executive Stock, the Company agrees to undertake in good faith all reasonable efforts to obtain the consent of its lender(s) to permit the purchase of the Executive Stock and agrees to complete its purchase of the balance of the Executive Stock as soon as it is permitted to do so. The purchase price for the balance of the Executive Stock not purchased because the Company did not have sufficient funds legally available for the purchase of shares of its capital stock or because of restrictions contained in any loan agreement or indenture of the Company shall be the higher of (i) the amount that would have been due had the Company been able to complete the purchase upon the initial exercise of the Sell Option, and
(ii) the price that would be due assuming the Termination Date is the date the Company gives written notice to Executive that it is now permitted to complete the purchase of the balance of the Executive Stock.

         5.  Restrictions on Transfer.
             ------------------------

         (a) Transfer of Executive Stock and Option Shares. Executive will not
             ---------------------------------------------
sell, pledge or otherwise transfer any interest in any shares of Executive Stock or Option Shares, except pursuant to (i) the provisions of paragraphs 1, 2, 3, 4, 8 and 10 hereof, (ii) the provisions of paragraph 5(b) below, or (iii) pursuant to the Registration Agreement, dated as of November 17, 1995, as amended, among the Company and its stockholders.

         (b) Certain Permitted Transfers. The restrictions contained in this
             ---------------------------
paragraph 5 will not apply with respect to transfers of Executive Stock or Option Shares (i) pursuant to applicable laws of descent and distribution, (ii) among Executive's Family Group (as defined below) or (iii) any charitable remainder trust (as such term is defined under Section 664 of the Internal Revenue Code of 1986, as amended), provided that the restrictions contained in this paragraph 5 will continue to be applicable to the Executive Stock or Option Shares after any such transfer and the transferees of such Executive Stock shall agree in writing to be bound by the provisions of this Agreement. "Family Group"
                                                                   ------------
means Executive's spouse and descendants (whether natural or adopted), and any trust solely for the benefit of, or any corporation, limited liability company or partnership (foreign or domestic) solely owned by, Executive and/or Executive's spouse and/or descendants. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this subparagraph 5(b) is herein referred to as a "Permitted Transferee". Upon the transfer of
                                 --------------------
Executive Stock or Option Shares pursuant to this paragraph 5(b), the Permitted Transferee(s) will deliver a written notice (the "Transfer Notice") to the
                                                  ---------------
Company. The Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

         6.  Additional Restrictions on Transfer.
             -----------------------------------

         (a) The certificates representing the Executive Stock and Option Shares will bear the following legend:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN
              ---
             EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGEMENT AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND A CERTAIN EMPLOYEE OF THE COMPANY DATED AS OF
              -------
             OCTOBER __, 1996, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

         (b) No holder of Executive Stock or Options Shares may sell, transfer or dispose of any Executive Stock or Option Shares (except pursuant to an effective registration statement under the

1933 Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.

         7.  Definition of Executive Stock and Option Shares. For purposes of
             -----------------------------------------------
the Repurchase Option and the Sell Option under this Agreement, Executive Stock will include shares of Common Stock issuable upon exercise of any vested Options held by Executive or his Permitted Transferee, whether or not such vested Options have been exercised. For all purposes of this Agreement, Executive Stock and Option Shares will continue to be Executive Stock and Option Shares in the hands of any holder other than Executive (except for the Company, the Investors and purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction), and each such other holder of Executive Stock and Option Shares will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock and Option Shares hereunder. Executive Stock and Option Shares will also include shares of the Company's capital stock issued with respect to shares of Executive Stock and Option Shares by way of a stock split, stock dividend or other recapitalization.

         8.  Sale of the Company.
             -------------------

         (a) If the Board and the holders of a majority of the shares of Common Stock then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party (as defined below) or group of Independent Third Parties (collectively an "Approved Sale"), each holder of Executive Stock or Option
                  -------------
Shares will vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Executive Stock or Options Shares will waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Executive Stock or Option Shares will agree to sell all of his shares of Executive Stock or Options Shares and rights to acquire shares of Executive Stock or Option Shares on the terms and conditions approved by the Board and the holders of a majority of the Executive Stock or Option Shares then outstanding. Each holder of Executive Stock or Option Shares will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company. "Independent Third Party" means any person or entity who, immediately
          -----------------------
prior to the contemplated transaction, does not own in excess of 10% of the Company's Common Shares on a fully-diluted basis (a "10% Owner"), who is not
                                                     ---------
controlling, controlled by or under common control with any such 10% Owner and who is not the spouse or descendent (by birth or adoption) of any such 10% Owner or a trust for the benefit of such 10% Owner and/or such other persons or entities.

         (b) The obligations of the holders of Common Stock with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock (including Options which become vested and exercisable upon an Approved Sale) will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Common Stock.

         (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock and Option Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock or Option Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock or Option Shares declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

         (d) Executive and the other holders of Executive Stock and Option Shares (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Executive Stock and Option Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Executive and the other holders of Executive Stock and Option Shares on their own behalf will not be considered costs of the transaction hereunder.

         9.  Public Offering.  In the event that the Board and the holders of a
             ---------------
majority of the shares of Common Stock then outstanding approve an initial public offering and sale of Common Stock (a "Public Offering") pursuant to an
                                             ---------------
effective registration statement under the 1933 Act, as amended, the holders of Executive Stock and Option Shares will take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, each holder of Executive Stock and Option Shares will consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Board and holders of a majority of the shares of Common Stock then outstanding find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Public Offering and this Agreement.

         10. Participation Rights.
             --------------------

         (a) At least 30 days prior to any sale or exchange (a "Transfer") of
                                                                --------
any class of Common Stock by an Investor (other than a Transfer among the Investors or their affiliates or to an employee of the Company or its Subsidiaries), such Investor (the "Transferring Stockholder") will deliver a
                                   ------------------------
written notice (the "Sale Notice") to the Company and the holders of such class
                     -----------
of Executive Stock and Option Shares (the "Other Stockholders"), specifying in
                                           ------------------
reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Stockholder within 30 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, the Transferring Stockholder and such Other Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of such class of Common Stock equal to the product of (i) the quotient determined by dividing the number of shares of such class of Common Stock (including vested Option Shares but not including any other unexercised stock options) owned by such person by the aggregate number of shares of such class of Common Stock (including vested Option Shares but not including any other unexercised stock options and treating the Class A Common, the Class L Common and the Company's Class P Common Stock, par value $.01 per share, as a single class) owned by the Transferring Stockholder, the Other Stockholders and other stockholders participating in such sale and (ii) the number of shares of such class of Common Stock to be sold in the contemplated Transfer.

         (b) The Transferring Stockholder will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in any contemplated Transfer, and the Transferring Stockholder will not Transfer any of its securities to the prospective transferee(s) unless (i) the prospective transferee(s) agrees to allow the participation of the Other Stockholders or (ii) the Transferring Stockholder agrees to purchase the number of such class of securities from the Other Stockholders which the Other Stockholders would have been entitled to sell pursuant to the last sentence of paragraph (a) above at the same price and terms as the Transferring Stockholder sold its shares.

         11. Preemptive Rights.
             -----------------

         (i) If the Company authorizes the issuance or sale of any of its securities (other than as a dividend on the outstanding Common Stock) to any of the Investors, the Company shall first offer to sell to Executive a portion of such stock or securities equal to the quotient determined by dividing (A) the number of shares of Common Stock and vested Options held by Executive by (B) the total number of shares of Common Stock outstanding and issuable upon exercise of all vested and exercisable Options. Executive shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to such other Persons (including the Investors). The purchase price for all stock and securities offered to Executive shall be payable in cash by delivery of a cashier's, personal or certified check or by wire transfer of immediately available funds.

         (ii) In order to exercise its purchase rights hereunder, Executive must within 30 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder.

         (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the Executive has not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to Executive. Any stock or securities offered or sold by the Company to any of the Investors after such 90-day period must be reoffered to Executive pursuant to the terms of this paragraph.

         (iv) The rights under this paragraph shall terminate upon the effectiveness of a registration statement filed by the Company with the Securities and Exchange Commission under the 1933 Act with respect to an offering of Common Stock; provided that if the registration statement is withdrawn or abandoned before any shares of Common Stock are sold thereunder, the provisions of this paragraph shall remain in effect.

         12. Termination of Provisions Relating to Executive Stock and Option
             ----------------------------------------------------------------
Shares. The provisions of paragraphs 3, 4, 5 and 8 will terminate upon the first
------
to occur of (i) an Approved Sale, or (ii) (A) the Company (or its successor as a result of merger, consolidation, reorganization or sale) becoming a reporting company under the Securities Exchange Act of 1934 as a result of the registration of its common equity securities thereunder and (B) the Investors and their affiliates collectively ceasing to own at least 50% of the aggregate number of shares of Common Stock that they own on the date hereof (as adjusted for stock splits, stock dividends and recapitalization and for exchanges in connection with a merger, consolidation, reorganization or sale).


                             EMPLOYMENT PROVISIONS

         13. Employment. Cambridge shall employ Executive, and Executive hereby
             ----------
accepts employment with Cambridge, upon the terms and conditions set forth in this Agreement. The term of employment shall commence as of February 1, 1996 and shall continue in effect until February 1, 1998 (the "Employment Period");
                                                      -----------------
provided however, on February 1, 1998 and on the first (1st) day of each successive six-month anniversary thereof, the Employment Period shall automatically be extended for an additional period of six (6) months unless Cambridge or Executive shall have notified the other party in writing not less than sixty (60) days prior to the commencement date of any such extension of Cambridge's or Executive's intention not to so extend the Employment Period.

         14. Position and Duties.
             -------------------

         (a) During the Employment Period, Executive shall serve as the President and Chief Executive Officer of the Company and Cambridge and shall have the normal duties, responsibilities and authority of the President and Chief Executive Officer, subject to the power of the Board to expand or limit such duties, responsibilities and authority (not inconsistent with Executive's position as President and Chief Executive Officer) and to override actions of the President and Chief Executive Officer.

         (b) Executive shall report to the Board, and Executive shall devote his best efforts and substantially all of his business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner. Nothing herein shall prohibit Executive from devoting his time to civic and community activities or managing personal investments, as long as the foregoing do not interfere with the performance of his duties hereunder or detract from his devoting substantially all of his working time to the business and affairs of the Company.

         15. Base Salary and Benefits.
             ------------------------

         (a) During the Employment Period, Executive's base salary shall be $50,000 per month during February and March 1996 and thereafter shall be $475,000 per annum or such higher rate as the Board may designate from time to time (the "Base Salary"), which salary shall be payable in regular installments
           -----------
in accordance with Cambridge's general payroll practices and shall be subject to customary withholding. In addition, during the Employment Period, Executive and his spouse shall be entitled to participate in all of the Company's and its Subsidiaries' employee benefit programs for which senior executive employees of the Company and its Subsidiaries and their spouses are generally eligible, and the Company shall make premium payments in an amount not in excess of $21,000 per year with respect to a whole life insurance policy in the amount of $700,000 to be obtained by Executive subsequent to the date hereof.

         (b) Cambridge shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Cambridge's policies in effect from time to time with respect to travel, entertainment and other business expenses (including commuting expenses to and from Rhode Island and/or Florida and lodging in Michigan), subject to Cambridge's requirements with respect to reporting and documentation of such expenses. Cambridge shall provide Executive with an automobile and pay or reimburse Executive for all maintenance and operating expenses incurred.

         (c) In addition to the Base Salary, the Board will award a bonus (the "Bonus") to Executive of between 30% (if 85% of Base Case Earnings (as defined
 -----
below) target is achieved) and 60% (if Base Case Earnings target is achieved) and 110% (if Stretch Case Earnings (as defined below) target is achieved) of the Base Salary following the end of each fiscal year during the Employment Period based upon the Company and its Subsidiaries on a combined basis achieving mutually agreed upon earnings target's during such year. The Bonus will be paid within 30 days following receipt by the Company of its audited financial statements for such fiscal year. The Bonus for fiscal year 1996 and for the last fiscal year of the Employment Period will be pro rated for the time during which Executive is employed during such fiscal year and will be a minimum of $150,000 for fiscal year 1996. The Bonus will be calculated for each fiscal year of the Company as follows:

             (A) If the Company's and its Subsidiaries' Earnings are below
         85% of the Company's target Base Case Earnings for the applicable fiscal year, no Bonus shall be paid to Executive for that fiscal year.

             (B) If the Company's and its Subsidiaries' Earnings are between 85% and 100% of the Company's target Base Case Earnings for the applicable fiscal year, Executive's Bonus will vary proportionately between 30% of his annual Base Salary, in the event 85% of such target Base Case Earnings amount is achieved, and 60% of his annual Base Salary, in the event 100% of such target Base Case Earnings amount is achieved.

             (C) If the Company's and its Subsidiaries' Earnings are between 100% of the Company's target Base Case Earnings and 100% of the Company's target Stretch Case Earnings (as defined below) for the applicable fiscal year, Executive's Bonus will vary proportionately between 60% of his annual Base Salary, in the event 100% of such target Base Case Earnings amount is achieved, and 110% of his annual Base Salary, in the event 100% of such target Stretch Case Earnings amount is achieved.

For purposes of this Agreement, the term "Earnings" means, for the Company and
                                          --------
its Subsidiaries on a combined basis, earnings before interest, taxes, depreciation, amortization (including amortization of any acquisition or financing related costs),1 management bonuses, non-cash OPEB charges and foreign exchange gains or losses, but after cash OPEB charges and any one-time cash charges in connection with an acquisition which were charged against purchase accounting reserves and before the reversal of reserves set up in conjunction with the Gencorp acquisition or gains or losses associated with the Gencorp purchase price adjustment to the extent reflected in earnings, all as determined in accordance with generally accepted accounting principles consistently applied. The terms "Base Case Earnings" and "Stretch Case Earnings" shall mean the forecasted
 ------------------       ---------------------
Earnings of the Company and its Subsidiaries on a combined basis which, for fiscal year 1996, are in the amounts set forth below:


             Base Case Earnings             Stretch Case Earnings
               $52,200,0002                       $54,800,000


The Company and Executive agree to jointly establish the Base Case Earnings for each fiscal year subsequent to the 1996 fiscal year no later than the commencement of such fiscal year based upon the Company's budget for each fiscal year. Stretch Case Earnings for future fiscal years shall be set at 110% of Base Case Earnings for such fiscal year.

     16. Termination of Employment. Executive's employment may be terminated
         -------------------------
by either Cambridge or Executive by giving a Notice of Termination, as defined in subsection (a) of this paragraph 16. If Executive's employment should terminate prior to the expiration of the Employment Period (as it may be extended) Executive's entitlement to benefits shall be determined in accordance with paragraph 17 hereof.

     (a) Notice of Termination. Any termination of Executive's employment by
         ---------------------
Cambridge or by Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with paragraph 22 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall
                      ---------------------
indicate the specific termination provision in this Agreement relied upon, if any, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     17. Compensation Upon Termination. Upon termination of Executive's
         -----------------------------
employment with Cambridge prior to expiration of the Employment Period (as it may be extended), Executive shall be entitled to the following benefits and the payment of such benefits will constitute Executive's sole and exclusive remedy with respect to the termination of Executive's employment:

     (a) If Executive's employment is terminated for Disability, Executive shall receive until the end of the Employment Period all compensation payable to Executive under Cambridge's disability and medical plans and programs, as in effect on the Termination Date. After the end of the Employment Period, Executive's benefits shall be determined under Cambridge's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs, provided that such terms shall not be less advantageous to Executive than the terms of such programs in effect as of the date hereof.

     (b) If Executive's employment shall be terminated (i) by Cambridge for Cause or (ii) by Executive other than for Good Reason, Cambridge shall pay Executive his full Base Salary through the Termination Date, at the rate in effect at the time Notice of Termination is given, plus all other amounts to which Executive is entitled under any compensation or benefit plans of Cambridge at the time such payments are due, and Cambridge and the Company shall have no further obligations to Executive under this paragraph 17.

     (c) If Executive's employment shall be terminated by reason of Executive's death, Cambridge shall pay Executive's estate or designated beneficiary (as designated by Executive by written notice to Cambridge, which designation shall remain in effect for the remainder of the Employment Period and any extensions thereof until revoked or a new beneficiary is designated, in either case by written notice to Cambridge) the full Base Salary through the Termination Date plus any Bonus earned (determined by prorating the Bonus that otherwise would have been due based upon the actual results for the full fiscal year for the portion of the fiscal year occurring prior to the date of Executive's death), plus all other amounts to which Executive is entitled under any compensation or benefit plans of Cambridge at the date of Executive's death, and Cambridge and the Company shall have no further obligation to Executive, Executive's beneficiaries or Executive's estate under this paragraph 17.

         (d) If Executive's employment shall be terminated (I) by Cambridge Without Cause or (II) by Executive for Good Reason, then Executive shall be entitled to the benefits provided below:

             (i) Cambridge shall pay Executive his full Base Salary through the Termination Date at the rate in effect at the time Notice of Termination is given (or, if greater, at the rate in effect 30 days prior to the time Notice of Termination is given), plus all other amounts to which Executive is entitled under any compensation or benefit plans of Cambridge, including without limitation, any Bonus earned (determined by prorating the Bonus that otherwise would have been due based upon actual results for the full fiscal year for the portion of the fiscal year occurring prior to the Termination Date), at the time such payments are due;

             (ii) in lieu of any further Base Salary and Bonus payments to Executive for periods subsequent to the Termination Date, Cambridge shall pay to Executive his full Base Salary at the rate in effect immediately prior to the time Notice of Termination is given (or, if greater, at the rate in effect 30 days prior to the time Notice of Termination is given), at the time such payments otherwise would be due, (1) if the Termination Date occurs prior to the expiation of the initial Employment Period, for the balance of the initial Employment Period plus six (6) months, or (2) if the Termination Date occurs after the expiration of the initial Employment Period, for six (6) months; Executive shall not be required to mitigate the amount of any payment provided for in subsection (d) of this paragraph 17 by seeking other comparable employment or otherwise;

             (iii) until the end of the Employment Period, Executive will continue to participate in all other compensation and benefit plans (including perquisites) in which Executive was participating prior to the time Notice of Termination is given, or comparable plans substituted therefor; provided, however, that if Executive is ineligible, (e.g., by operation of law or the terms of the applicable plan to continue to participate in any such plan) Cambridge will provide Executive with a comparable level of compensation or benefits; and

             (iv) Cambridge shall also pay to Executive all reasonable legal fees and expenses incurred by Executive in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this paragraph 17 if such termination is determined by the arbitrator to have been for Good Reason or Without Cause.

         (e) In addition to all other amounts payable to Executive under this paragraph 17, Executive shall be entitled to receive all benefits payable to Executive pursuant to the terms of any plan or agreement of Cambridge relating to retirement benefits.

                           MISCELLANEOUS PROVISIONS

     18.  Confidential Information. Executive acknowledges that the
          ------------------------
information, observations and data obtained by him during the course of his employment with the Company or any of its Subsidiaries concerning the business or affairs of the Company and its Subsidiaries are the property of the Company and its Subsidiaries, including without limitation, information regarding manufacturing, production, procurement, sales, marketing, promotions, bids, financial matters, production costs, pricing, customers, customer lists, customer requirements and contemplated transactions. Therefore, Executive agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its Subsidiaries which he may then possess or have under his control.

         19. Inventions and Patents. Executive agrees that all inventions,
             ----------------------
innovations or improvements in the Company's or any of its Subsidiaries' or joint venture partner's method of conducting its business (including new contributions, improvements, ideas and discoveries, whether patentable or not) conceived or made by him during his employment with the Company or any of its Subsidiaries or joint venture partners belong to the Company, its Subsidiaries or such joint venture partners, whether so made during working hours or otherwise. Executive will promptly disclose such inventions, innovations or improvements to the Board and perform all actions reasonably requested by the Board to establish and confirm such ownership.

         20. Other Businesses. As long as Executive is employed by the Company,
             ----------------
any of its Subsidiaries or any Joint Venture, Executive agrees that he will not, except with the express written consent of the Board and except with respect to Butler Metal Group, Inc., St. Jude Capital Corp., Community Bank of Naples and Flexmedics Corporation, become engaged in, or render services for, any business other than the business of the Company, any of its Subsidiaries or any joint venture in which the Company or any of its Subsidiaries have an equity interest.

         21. Noncompete. If prior to the expiration of the Employment Period,
             ----------
Executive (a) voluntarily terminates his employment with the Company or any of its Subsidiaries other than for Good Reason or is terminated by the Company or any of its Subsidiaries for Cause or (b) is terminated by the Company or any of its Subsidiaries Without Cause or Executive voluntarily terminates his employment for Good Reason, then, for a period of 12 months after the Termination Date, with respect to a termination pursuant to clause (a) and, for a period equal to the lesser of 12 months or the length of time for which Executive receives severance compensation at least equal to Executive's Base Salary in connection with such termination, after the Termination Date, with respect to a termination pursuant to clause (b), Executive will not (i) directly or indirectly own, manage, control, participate in, consult with or render services for any other person or entity engaged in any business similar to the business conducted by the Company, any of its Subsidiaries or any Joint Venture at the Termination Date (and as contemplated to be conducted by the Company pursuant to any then binding agreement of the Company to acquire the business of another entity), during the Employment Period in any geographic area in which the Company, any of its Subsidiaries or any Joint Venture conducted such business, and (ii) have any interest directly or indirectly in any such business, provided that nothing herein will prevent Executive from owning in the aggregate not more than five percent of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no participation in the management of such corporation. If Executive's employment is terminated for any reason, whether by the Company or by Executive, then for a period of 24 months after the Termination Date, Executive will not (i) attempt to hire or procure or hire the services of any person employed (at the Termination Date or at any date within 24 months thereof) by the Company, any of its Subsidiaries or any Joint Venture, or (ii) induce or attempt to induce any customer or other business relation of the Company into any business relationship which might harm the Company, any of its Subsidiaries or any Joint Venture without the prior written consent of the Board.

     22.  Notices. Any notice provided for in this Agreement must be in
          -------
writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

To the Company and Cambridge:

     Cambridge Industries Holdings, Inc.
     555 Horace Brown Drive
     Madison Heights, MI 48071
     Attention:  Board of Directors

with a copy to:

     Bain Capital, Inc.
     Two Copley Place
     Boston, MA 02116
     Attn:   Robert C. Gay
             Edward Conard
             Ronald P. Mika

To Executive:

     Donald Holton
     319 Neopolitan Way
     Naples, FL  33940

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

     23. Severability. Whenever possible, each provision of this Agreement
         ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement (including without limitation any of the provisions of paragraph 21 hereof) is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     24.  Complete Agreement.  This Agreement embodies the complete
          ------------------
agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     25.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     26.  Successors and Assigns. This Agreement is intended to bind and
          ----------------------
inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement.

     27.  Governing Law. All issues concerning the enforceability, validity
          -------------
and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Michigan. Notwithstanding the foregoing, the parties acknowledge that the Company is a Delaware corporation and the corporate law of the State of Delaware will be applied to the Company and its stockholders.

     28.  Remedies. The parties hereto agree and acknowledge that money
          --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

     29.  Arbitration.
          -----------
          (a) Arbitration. In the event of disputes between the parties with
              -----------
respect to the terms and conditions of this Agreement, such disputes shall be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Detroit, Michigan. Such arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration shall be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties to this Agreement and may be specifically enforced by legal proceedings, and, pursuant to MCLA 600.5001, the parties agree that a judgment of any Michigan circuit court may be rendered upon any arbitration award rendered pursuant to this Section 29. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         (b) Procedure. Such arbitration may be initiated by written notice from
             ---------
either party to the other which shall be a compulsory and binding proceeding on each party. The arbitration shall be conducted before a panel of three arbitrators selected in accordance with the rules of the American Arbitration Association. Except as provided in paragraph 17(d)(iv) hereof, the costs of said arbitrators and the arbitration shall be borne equally by the parties hereto and each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and the arbitrators shall be instructed and required to render their decision within ten
(10) days following completion of the arbitration.

         (c) Venue and Jurisdiction. Any and all legal proceedings to enforce
             ----------------------
this Agreement, (including any action to compel arbitration hereunder or to enforce any award or judgment rendered thereby), shall be governed in accordance with this paragraph 29.

         30. Effect of Transfers in Violation of Agreement. The Company will not
             ---------------------------------------------
be required (a) to transfer on its books any shares of Executive Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

         31. Amendments and Waivers. Any provision of this Agreement may be
             ----------------------
amended or waived only with the prior written consent of the Company, the Investors who hold 60% of the Common Stock held by the Investors and Executive; provided, however, that in the event that such amendment or waiver would adversely affect an Investor or group of Investors in a manner different than any other Investors, then such amendment or waiver will require the consent of such Investor or a majority of the Common Shares held by such group of Investors adversely affected.

         32. Third Party Beneficiaries.  The parties hereto acknowledge and
             -------------------------
agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

         33. Registration Agreement. Executive hereby agrees to become bound by,
             ----------------------
and subject to, the terms and conditions of that certain Registration Agreement dated as of November 17, 1995, as amended, by and among the Company and it stockholders (the "Registration Agreement"). The Company hereby acknowledges
                   ----------------------
that the shares of Executive Stock are Management Registrable Securities (as such term is defined in the Registration Agreement).

                                 *  *  *  *  *

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.



                                       CAMBRIDGE INDUSTRIES HOLDINGS, INC.

                                       By: /signature appears here/
                                          --------------------------------

                                                                     Title
                                                                          ------


                                       CAMBRIDGE INDUSTRIES, INC.

                                       By: /signature appears here/
                                           ------------------------------------
                                       Title:
                                              ---------------------------------

                                       ----------------------------------------
                                       Donald Holton